Immunic Therapeutics

Developing Selective Oral Drugs in Immunology



NASDAQ: IMUX

January 2020

Cautionary Note Regarding Forward-Looking Statements

- Certain statements contained in this presentation regarding matters that are not historical facts are forward-looking statements within the meaning of Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Immunic undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as "anticipates," "believes," "plans," "expects," "projects," "future," "intends," "may," "will," "should," "could," "estimates," "predicts," "potential," "continue," "guidance," and similar expressions to identify these forward-looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA.

- Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, risks relating to strategy, future operations, future financial position, future revenue, projected expenses, prospects, plans and objectives of management. Risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Immunic's plans to develop and commercialize its product candidates, including IMU-838, IMU-935 and IMU-856; the timing of initiation of Immunic's planned clinical trials; expectations regarding potential market size; the timing of the availability of data from Immunic's clinical trials; the timing of any planned investigational new drug application or new drug application; Immunic's plans to research, develop and commercialize its current and future product candidates; Immunic's ability to successfully collaborate with existing collaborators or enter into new collaboration agreements, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Immunic's product candidates; Immunic's commercialization, marketing and manufacturing capabilities and strategy; Immunic's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Immunic's competitors and industry; the impact of government laws and regulations; Immunic's ability to protect its intellectual property position; Immunic's listing on The Nasdaq Capital Market; expectations regarding the capitalization, resources and ownership structure of the company; the executive and board structure of the company; Immunic's estimates regarding future revenue, expenses, capital requirements and need for additional financing; the nature, strategy and focus of the company; and the other risks set forth in the company's filings with the Securities and Exchange Commission ("SEC").

- Forward-looking statements included in this presentation are based on information available to Immunic as of the date of this presentation. Immunic does not undertake any obligation to update such forward- looking statements to reflect events or circumstances after the date of this presentation.

Company and Product Overview



Our Vision

We are developing new therapies with best-in-class potential for the treatment of chronic inflammatory and autoimmune diseases.

Key Investment Highlights

Three potential best-in-class oral therapies	• IMU-838: Potent DHODH inhibitor currently tested in **three phase 2 studies** • IMU-935: **Oral IL-17 inhibitor** with substantial potential • IMU-856: Novel target – potentially disease modifying for GI disorders
High value markets	• Autoimmune & immunology with **high unmet medical needs** • **Large markets** for IBD, MS and psoriasis with multibillion USD sales potential
Strong IP position	• IMU-838: Granted patents **until 2031**, patent application coverage **until 2038** • IMU-935: **New compound IP** filed in 2017 • IMU-856: Compound patent filed in 2018
Experienced global management team	• Experienced management team with strong track record and over 90 years of leadership experience in the pharmaceutical industry • Headquartered in New York with R&D operations in Munich, Germany
Strong balance sheet	• Well financed with cash runway to near-term value-driving events • Cash position: USD 30.5 million (as of September 30, 2019) • **Cash expected to last into Q4 2020**

Immunic Leadership Team

Company is led by an experienced management team



Daniel Vitt, PhD
CEO & President



Andreas Muehler, MD, MBA
CMO



Hella Kohlhof, PhD
CSO



Manfred Groeppel, PhD
COO



Sanjay S. Patel, CFA
CFO

Renowned international board of directors



Duane Nash, MD, JD, MBA
Chairman, Former Director of Vital Therapies



Daniel Vitt, PhD
CEO & President of Immunic



Tamar Howson, CFA
Independent Director



Barclay "Buck" A. Phillips
Independent Director



Joerg Neermann, PhD
LSP



Vincent Ossipow, PhD, CFA
Omega Funds



Jan Van den Bossche
Fund+

Development Pipeline

			Preclinical	Phase 1	Phase 2	Phase 3
IMU-838	Multiple Sclerosis	DHODH				
	Ulcerative Colitis	DHODH				
	Crohn's Disease	DHODH				
	PSC	DHODH				
IMU-935	Psoriasis	RORγt				
	Orphan AI Diseases	RORγt				
IMU-856	GI	Intestinal Barrier Function				



Investigator-Sponsored Trial performed at Mayo Clinic / NIH
Completed or ongoing
In preparation or planned

Immunic THERAPEUTICS

IMU-838 in Multiple Sclerosis

Mode of Action of IMU-838 Enables Broad Therapeutic Use

Mode of Action: DHODH Targeting Leads to Metabolic Stress in Metabolically Activated Cells



Resting Lymphocyte
Activated Lymphocyte
Stressed Lymphocyte
Pharmacological Effects
Disease related activation
Insufficient pyrimidine recycling
IMU-838
Block of transcriptional Elongation
3-8h
Blocking TH17 / TH1 Cytokine Release
HEXIM1 Translocation[1]
3 days
Apoptosis
Apoptotic gene transcript stabilization
• Metabolically silent
• DHODH is functionally not important
• Activation of pyrimidine *de novo* synthesis
• DHODH ↑ → rate limiting step in pyrimidine synthesis
• **IMU-838 triggering:**
• Pyrimidine pool ↓
• Metabolic stress signals ↑

[1] Tan et al., 2016, Molecular Cell 62, 34-46

Key Advantages of Targeting DHODH

DHODH target allows **selective targeting** of metabolically highly activated cells[1]

IMU-838 has shown **anti-viral activity** which could prevent virus reactivation[2]

Other **DHODH inhibitors had no PML risk** due to anti-viral effects[3]

Aubagio® demonstrated good activity in **preventing disability progression**[4]

[1] Klotz et al., Sci. Transl. Med. 11, eaao5563 (2019).
[2] Marschall et al., Antiviral Res., 2013;10:640-648.
[3] Chahin S and Berger JR. J. Neurovirol. 2015;21:623-631.
[4] Confavreux C et al. Lancet Neurol. 2014;13:247–56.

MS Opportunity

Aubagio® (teriflunomide) is currently the **only approved** DHODH inhibitor for MS

Despite its substantial side effects, Aubagio® **reached sales of around USD 1.8 billion in 2018**[1]

IMU-838 has the potential to be the **safe** and **easy-to-use oral treatment-of-choice** for **RRMS** due to its safety and pharmacokinetics profile[2]

[1] http://hugin.info/152918/R/2233891/878937.PDF accessed April 3, 2019.
[2] Muehler et al., ECTRIMS 2019, Abstract A-1026-0031-00242.

Challenges of Aubagio®

- Aubagio® hits off targets, e.g. protein kinases **EGFR and Aurora A**[1,2], leading to off-target toxicities[3]
  - Diarrhea (in 13-14 % of patients)[4]
  - Hair loss (in 10-13 % of patients)[4]
  - Neutropenia (in 4-6 % of patients)[4]
- Aubagio® has a half-life of about 18-19 days in humans[3-6]; wash-out takes more than **six months**
  - Emergency treatment discontinuations limited due to long wash-out period, require accelerated wash-out procedures[4]
- Frequent screening required (black box warning for hepatotoxicity)[4]

[1] Büttner R, et al. Blood 130 (suppl 1): 4426 abstract, 2017.
[2] Cada DJ, et al. Hosp Pharm, 2013;48:231-240.
[3] O'Connor et al, NEJM 365: supplementary appendix, 2011.
[4] Summary of Product Characteristics Aubagio®.
[5] FDA CDER Medical Review Teriflunomide, 2012.
[6] O'Connor et al, NEJM, 2011;365:1293-1303.

IMU-838: A New, "Easy-to-Use" Treatment Option for RRMS

- IMU-838 **does not inhibit kinases,** such as EGFR and Aurora A, at relevant concentrations
  - **No decrease of bone marrow cellularity observed** in animal experiments at high doses[1]
  - **No increased rate of diarrhea, neutropenia or alopecia** observed so far[2]
- Convenient half-life of ~30 hours, reaching steady state in 5-7 days[3]
- IMU-838 likely not to require accelerated wash-out procedures for treatment discontinuations
  - Most patients with **undetectable blood levels at 10 days** after last dose[3]

[1] Kulkarni et al., Am. J. of Pathology, 2010;176: 2840 – 2847.
[2] Muehler et al., Drugs in R&D. 2019 Dec;19(4):351-366.
[3] Muehler et al., ECTRIMS 2019, Abstract A-1026-0031-00242.

IMU-838: Compelling Safety and Efficacy Data

- Safety
  - Animal and in-vitro data show **selective effect** on activated immune cells and **no general detrimental effect** on bone marrow
  - Already more than **400 individuals treated** with active moiety of IMU-838
  - Two phase 1 trials of IMU-838 formulation established its safety up to **daily doses of 50 mg**
  - Safety profile **similar to placebo** at therapeutically used doses
  - **No increased rate of infections and infestations** compared with placebo in clinical trials
  - Interim dosing analysis of the ongoing phase 2 study in ulcerative colitis showed that all three doses in the trial **did not show unacceptable intolerance**
- Efficacy
  - Mechanism of DHODH inhibition already established successfully in rheumatoid arthritis and multiple sclerosis
  - Investigator trials with other DHODH inhibitors have shown positive effects on Crohn's disease patients
  - **Proof-of-concept** trial using IMU-838 active moiety (ENTRANCE trial) provided initial efficacy results in steroid-dependent IBD patients

IMU-838: Phase 2 Clinical Trial in RRMS

- Phase 2 trial in patients with relapsing-remitting multiple sclerosis (RRMS)*
- Study Design
  - Primary endpoint: cumulative number of combined unique active (CUA) MRI lesions, up to week 24
  - Central reading of MRI
  - Study enrolled 210 patients in 36 centers across four European countries
- Timelines
  - Study started in February 2019; enrollment of 210 patients was completed in October 2019 – after 8.5 months only
  - Currently estimated to deliver top-line data in Q3 2020
  - Positive data would allow for quick start of phase 3 study in RRMS

* clinicaltrials.gov: NCT03846219

IMU-838: Phase 2 Trial Design in RRMS



Screening up to 28 days
Main treatment period 24 weeks
Extended treatment period up to ~9.5 years
Blinded
Unblinded
30 mg IMU-838
EoMT
30 mg IMU-838
30 or 45 mg IMU-838
EoT
R
45 mg IMU-838
EoMT
45 mg IMU-838
30 or 45 mg IMU-838
EoT
EoS
Scr. exam.
BL MRI
Placebo
EoMT
R
30 mg IMU-838
30 or 45 mg IMU-838
EoT
45 mg IMU-838
30 or 45 mg IMU-838
EoT
D-28 -9
D-14 -3
D0
W24/EoMT End of main part 1° analysis
At time of final analysis of main part Visits every 12 weeks
W516/EoT
EoS (EoT+30d)

Potential Positioning of IMU-838 in RRMS

- Prevents **virus reactivations,** and potentially PML[1]
- Slows disability progression, due to unique properties of DHODH inhibitors[2]
- **Sustained activity** even after multiple prior DMTs[3]
- Superior safety profile[4] may enable (for the first time) **combination/maintenance therapies** with highly effective DMTs

[1] Chahin S and Berger JR. J. Neurovirol. 2015;21:623-631.
[2] Confavreux C et al. Lancet Neurol. 2014;13:247–56.
[3] Freedman M et al. Mult Scler. 2018;24:535–9.
[4] Muehler et al., Drugs in R&D. 2019 Dec;19(4):351-366.

IMU-838 in Inflammatory Bowel Disease (IBD)

New Oral Treatment with Promising Safety Profile

IBD: Therapeutic Pyramid

Current solutions have limitations

- Substantial side effects due to long-term use includes increased rate of cancer risk and virus reactivation of currently used immunosuppressants[1] [2] [3]
- Antibodies lose activity over time[4]



Severity of Disease
Severe
Moderate
Mild
Surgery
TNFα-mABs
Vedolizumab
Selective Immunomodulators
IMU-838
Traditional Immunomodulators
Corticosteroids
Budesonide
Aminosalicylates, Antibiotics

[1] Present, Daniel H., et al. *Annals of internal medicine* 1989; 111.8: 641-649.
[2] Dayharsh, Gerald A., et al. *Gastroenterology 2002*; 122.1: 72-77.
[3] Winthrop, Kevin L., et al. *Arthritis & rheumatology* 2014; 66.10: 2675-2684.
[4] Roda, Giulia, et al. *Clinical and translational gastroenterology 2017*; 7.1: e135.

IMU-838: Key Strengths That Address Limitation of Existing Therapies in IBD


No clinical evidence of increased rate of viral re-activations – in-vitro data of direct anti-viral effect
Small molecule with low production costs
Mode of action provides a new treatment option for patients failing other therapies in IBD
Once daily oral drug intake – beneficial for patients and could improve compliance
Oral effective treatment option that can be prescribed for a large number of IBD patients
Selective effect towards metabolically activated inflammatory cells

IBD Phase 2a ENTRANCE: Primary Efficacy Results

ENTRANCE study:[1]

- Study performed with active moiety vidofludimus
- All patients failed two attempts to taper down steroids
- Open-label
- Primary efficacy endpoint: steroid-free/steroid-reduced remission (week 12)



Number of Patients
30
25
20
15
10
5
0
26
mITT[2]
Evaluable Patients
88.5%
Total Response
14
Complete Responders (53.9%)
9
Partial Responders (34.6%)
Non-Responders (11.5%)
3

IMU-838 had response rates of:
85.7% in Crohn's disease
91.7% in ulcerative colitis

[1] Herrlinger et.al., 2011, Gastroenterology *140*:588.
[2] mITT: modified intent to treat

IMU-838: Clinical Phase 2 in UC Ongoing

- Active IND in the US; study started in April 2018
- Study design*
  - Central endoscopy assessment for active disease for study eligibility in order to reduce placebo rate
  - Endpoint measuring proportion of patients with symptomatic remission and endoscopic healing at week 10
  - Number of patients estimated to be 240
- Currently more than 70 active sites in 9 countries
  - USA, Western, Central and Eastern Europe
- Interim dosing analysis performed end of August 2019
  - Performed by an unblinded, independent data review committee
  - Immunic hypothesized 30 mg to be the lowest effective dose and therefore anticipated that the 10 mg dose might be discontinued

    → 10 mg surprisingly also showed hints of activity

    → All three doses are being continued

* clinicaltrials.gov: NCT03341962

IMU-838: Phase 2 Trial Design in UC


Induction Phase
Maintenance Phase
Enrollment Period 1
Enrollment Period 2
Placebo (N=15)
Placebo (N=45)
Placebo (N=~24)
R
10 mg IMU-838 qd (N=15)
10 mg IMU-838 qd (N=45)
30 mg IMU-838 qd (N=15)
30 mg IMU-838 qd (N=45)
45 mg IMU-838 qd (N=15)
45 mg IMU-838 qd (N=45)
Patients with symptomatic remission at weeks 10 or 22
R
10 mg IMU-838 qd (N=~48)
30 mg IMU-838 qd (N=~48)
10 or 22 weeks
10 or 22 weeks
Until UC relapse or termination
Patient number required: N=240
Dosing analysis
Final analysis induction phase after 10 weeks
Final analysis maintenance phase

R = randomization

IBD: Overall Study Program


Two phase 1 trials
Ulcerative colitis (UC) trial
Final 1° UC efficacy analysis
Preparation of phase 2 trial in CD based on interim dosing analysis in UC
Crohn's disease (CD) trial
Final 1° CD efficacy analysis

IMU-838: Clinical Phase 2 Trial in Crohn's Disease

- Study in preparation
- Considerable operational and financial synergies expected
  - Same systems and service providers used
  - Investigators already familiar with study set-up
  - High-enrolling sites of UC study expected to participate in CD trial
  - Supplemented by additional sites and additional countries
  - Primary endpoint: clinical remission, at week 14; Secondary endpoint: endoscopic response

IMU-838: Phase 2 Proof-of-Concept Study in PSC

- Ongoing investigator-sponsored trial (IST): Single-arm, open-label, exploratory study planning to enroll 30 patients, aged 18 to 75 years*
  - Conducted at two Mayo Clinic sites in Arizona and Minnesota by Prof. Keith Lindor, MD, and Elisabeth Carey, MD, supported by NIH funding
  - Dosing: 30 mg IMU-838 qd for six months
  - Primary endpoint: change in serum alkaline phosphatase (ALP) at six months compared to baseline
- Study started in August 2019
- Positive data should enable immediate start of a pivotal trial in this orphan indication by Immunic


Enrollment
Lead-in dosing
15 mg
(1 week)
Treatment
30 mg
(6 months)
Patient
benefit?
YES
NO
End of study
Move to single patient IND
End of study
Resume standard care

Study Flow Chart

* clinicaltrials.gov: NCT03722576

IP Position of IMU-838: Several Layers of IP



- IMU-838 is protected by several layers of patents
  - Patent on the specific salt form and pharmaceutical composition of IMU-838, granted in the US, EU and other key markets – expires in 2031
  - New patent filed in 2018 on the specific polymorph of IMU-838 used in current studies
  - New dosing regimen, which was developed during phase 1 testing – protecting the applied dosing scheme of all ongoing and planned phase 2 studies – new patent application filed in 2017

IMU-935

Unique RORγt Inverse Agonist

Autoimmune Diseases and IMU-935

Challenge:

- Autoimmune diseases are frequent diseases affecting millions of patients worldwide[1]
- Th17/IL-17/RORγt axis is important in auto immunity related diseases[2]
- Antibodies targeting this axis successfully demonstrated this concept but bear the disadvantage of being a non-oral drug[2]

Solution:

- IMU-935 is a potent small molecule targeting RORγt


anti-inflammatory
pro-inflammatory
Treg
FOXP3
Th17
RORγt
IL-17A
IL-17F
IFN-γ
IMU-935

[1] Rose, Noel R. American journal of epidemiology 2016; 183.5: 403-406.
[2] Fasching, Patrizia, et al. *Molecules* 2017 22.1: 134.

IMU-935: Main Functions of RORγt

- The differentiation towards Th17 cells is inhibited by IMU-935.
- The production of IL-17A and IL-17F is inhibited by IMU-935.
- Result: **IMU-935 allows normal thymocyte maturation** from double negative towards matured CD4+ thymocytes (CD4+ and CD4+/CD8+).



Autoimmune situation
+ IMU-935
①
Th
Differentiation
Th17
Th
Block of differentiation
Th17
②
Th
Cytokine production
Th17
IL-17A
IL-17F
IFN-γ
Th
Block of cytokine production
Th17
IL-17A
IL-17F
IFN-γ
③
DN
CD4-
CD8-
Thymocyte maturation
DP
CD4+
CD8+
DN
CD4-
CD8-
Normal thymocyte maturation
DP
CD4+
CD8+
No risk for thymoma



CD4+(%)
50
40
30
20
10
0
0 nM/DMSO
3 nM
30 nM
300 nM

IMU-935: Cytokine Inhibition in Low Nanomolar Range

- Effect of the development compound IM105935 (IMU-935) in stimulated human PBMCs
  - Inhibition of RORγ (20 nM) and DHODH (240 nM) leads to synergistical inhibition of cytokines with IC_{50} of 3-5 nM in stimulated human lymphocytes

	IC_{50} (μM)
IL-17A	0.005
IL-17F	0.004
IFNγ	0.003
IL-1a and b	no inhibition
IL-4,5,6,8	no inhibition
RORγ (MST)	0.024
RORγ (cellular, rep.)	0.020
DHODH	0.240
Th17 differentiation	0.150

Read-out: effect on cytokine production after 48 hours in PBMCs



Resolution 2.6 A of a closely related derivative compound binds to hydroxycholesterol binding site of RORγ

IMU-935: Project Status

- Clinical phase 1 program started in September 2019
  - Ongoing double-blind, placebo-controlled, single and multiple ascending dose trials of IMU-935 in healthy volunteers
  - Extension of these studies to assess safety and mechanism-related biomarkers in patients with mild to moderate psoriasis is planned to start next year – would potentially offer early read-out of activity based on four-week treatment
- Identification of suitable orphan indications with high unmet medical need for accelerated development is ongoing

Immunic THERAPEUTICS

IMU-856

Restoring Intestinal Barrier Function

IMU-856: Targeting Gut Barrier Function With New Mode of Action


Healthy
GI Disorders
Antigen/pathogen
<Lumen>
Mucus layer
<IECs>
Tight junctions
Non-immunosuppressive concept
<Lumen>
<IECs>
Immune cells
Current SOCs
Inhibit inflammation
IMU-856

- IMU-856 is a potent inhibitor of a **novel target** which was validated in a knock-out animal model
- Targeting restoration of the intestinal barrier function without impairing the immune system
- Small **orally available** molecule suitable for once daily dosing

IMU-856: Development Plan

- Option and licensing agreement with Daiichi Sankyo
  - Immunic obtained exclusive rights to commercialization of IMU-856 in all countries, including the United States, Europe and Japan
  - Option exercised in January 2020
- Possible GI indications
  - IBD, IBS-D, ICI induced colitis
- Clinical development plan
  - Phase 1 single and multiple ascending dose studies are expected to start in H1 2020
- IMU-856 has substantial potential for the treatment of further diseases outside GI
- Product is covered by a global PCT patent application

Summary

Financial Summary

- Nasdaq: **IMUX**
- Headquarters in New York
- Shares outstanding: 10.1 million (as of November 1, 2019)
- Cash position of around **USD 27 million** (as of December 2019)
- USD 40 million ATM in place
- **Cash runway** expected to be sufficient beyond important value inflection points **into Q1 2021**
- Immunic's reverse takeover with Vital Therapies was supported by a committed investor base **investing approximately USD 30 million in April 2019**

Key Investment Highlights – Three Oral Drugs in Development

- IMU-838 currently tested in **three phase 2 trials**
- RRMS **phase 2 data** of IMU-838 expected in Q3 2020
- Promising **data from interim dosing analysis** of UC phase 2
- Three oral programs in active development – each with unique positioning
    - Phase 1 of **IMU-935** started in Sep 2019 – 1st data expected Q1 2020
    - **IMU-856** could be a **disruptive technology** for treating GI diseases like IBS-D and IBD – restoring intestinal barrier function

Immunic THERAPEUTICS

Back-up IMU-838

IMU-838: Development History

Free acid form developed by 4SC

Initial clinical trials were done by 4SC with a **free acid** formulation of the active moiety **vidofludimus** as an amorphous material. In total, 4SC's clinical trial data encompasses more than 250 individuals treated with the active moiety, thus **creating a safety database** for further IMU-838 development.

Phase 2 studies performed by 4SC

Following phase 1 trials, 4SC conducted a phase 2 double-blinded, randomized, placebo-controlled study in **266 patients with rheumatoid arthritis** (n=236 in ITT population for efficacy). This study also confirmed that there was **no increased rate of infections** in the vidofludimus arm versus the placebo arm. In addition, 4SC conducted a small single-arm, open-label and uncontrolled phase 2a study in **34 corticosteroid-dependent IBD patients** (n=26 in ITT population for efficacy)

Acquisition by Immunic Switch to Ca salt form

After the acquisition of the assets from 4SC, Immunic developed a **new formulation of vidofludimus, IMU-838, containing a single polymorph of vidofludimus calcium** which exhibits improved pharmacological and pharmacokinetic properties. Both the old and new formulations use the **same active moiety** to obtain their desired pharmacological effects

Phase 1 studies with IMU-838 performed

In 2017, Immunic completed **two phase 1 studies** of single or repeated once-daily doses of IMU-838 in 64 healthy volunteers. IMU-838 currently is in phase 2 clinical development for relapsing-remitting multiple sclerosis and ulcerative colitis. An investigator-sponsored proof-of-concept clinical trial for IMU-838 in primary sclerosing cholangitis is ongoing at the Mayo Clinic.

IBD: Large Market Opportunity

- Global market for IBD in 2023 **estimated to be approximately USD 7.6 billion**[1]
- **11.2 million patients** affected by UC or CD worldwide in 2015[2]
- Patient numbers continue to grow

	Europe[3]	USA[4]	Canada[5]
IBD Total	2,600,000	1,300,000	233,000
UC	1,500,000	700,000	104,000
CD	1,100,000	600,000	129,000

[1] Global IBD Market Forecast 2018.
[2] GBD 2015 Lancet. 388 (10053): 1545–1602.
[3] Burisch et al. Journal of Crohn's and Colitis 2013 7, 322–337
[4] Hanauer S. 2006;12:S3-9 (Suppl 1), Kappelmann MD et al, Clin Gastroenterol Hepatol. 2007; 5:1424-9.
[5] The Burden of IBD in Canada. www.ccfc.ca. Accessed 16 May 2014

ENTRANCE: Steroid Tapering Scheme

week -1	week 1	week 2	week 3
40 mg steroid No Vido	40 mg steroid + Vido		
30 mg steroid No Vido	30 mg steroid + Vido	30 mg steroid + Vido	
20 mg steroid No Vido	20 mg steroid + Vido	20 mg steroid + Vido	20 mg steroid + Vido

week 4: 15 mg steroid + Vido

week 5: 10 mg steroid + Vido

week 6: 7.5 mg steroid + Vido

week 7: 5 mg steroid + Vido

week 8: 2.5 mg steroid + Vido

weeks 9-12: No steroid + Vido

Tapering down of prednisolone dose

Out of 26 patients evaluable for efficacy analysis the steroid dose entering the study was

- 6 patients on 40 mg/day (23%)
- 6 patients on 30 mg/day (23%)
- 14 patients on 20 mg/day (54%)

Study aim:
Disease control and remission maintenance transferred from prednisolone therapy to treatment with vidofludimus

ENTRANCE: Steroid-Sparing

Development of prednisolone intake over 12 weeks (mITT):

mg/ day	W1	W2	W3	W4	W5	W6
A	20 (20 – 40)	20 (20 – 30)	20 (20 – 20)	15 (15 – 15)	10 (10– 20)	7.5 (7.5 – 20)
B	26.5 (± 8.0)	24.6 (± 5.1)	20 (± 0.0)	15 (± 0.0)	10.6 (± 2.2)	8.5 (± 2.9)

mg/ day	W7	W8	W9	W10	W11	W12
A	5 (5 – 15)	2.5 (2.5 – 15)	0 (0 – 15)	0 (0 – 10)	0 (0 – 10)	0 (0 – 10)
B	5.9 (± 2.8)	3.4 (± 2.9)	1.3 (± 3.4)	0.9 (± 2.5)	1.1 (± 2.7)	1.0 (± 2.8)



Median Prednisolone Dose [mg/day]
50
40
30
20
10
0
*
N = 26 N = 26 N = 26
N = 26
N = 24
N = 24
N = 24
N = 24
N = 23 N = 23 N = 23 N = 23
0 1 2 3 4 5 6 7 8 9 10 11 12 13
Treatment Week

Mean consumption of prednisolone significantly (*p<0.001) decreased from 26.5 mg/day (± 8.0) to 1.0 mg/day (± 2.8)

A = Median (Range); B = Mean (SD); W = Week

IMU-838: Safety & Tolerability Data

Summary of COMPONENT trial of vidofludimus in RA population

- Vidofludimus was safe and well tolerated
- No relevant differences in the adverse event profile between the vidofludimus and placebo group
- No relevant increases of infections, diarrhea, neutropenia, anemia, hypertension, cholesterol or liver enzyme levels in the vidofludimus group

TEAEs (incidence ≥ 2%) by MedDRA System Organ Class	Vidofludimus 35 mg n = 122		Placebo n = 119	
	n	%	n	%
Total number of patients with probably related TEAEs	**5**	**4.1**	**10**	**8.4**
Gastrointestinal disorders	1	0.8	4	3.4
Investigations	0	0	3	2.5
Total number of patients with possibly related TEAEs	**14**	**11.5**	**19**	**16.0**
Gastrointestinal disorders	2	1.6	4	3.4
Infections and infestations	3	**2.5**	5	**4.2**
Investigations	3	2.5	1	0.8
Nervous system disorders	1	0.8	3	2.5
Skin and subcutaneous tissue disorders	4	3.3	1	0.8

IMU-838 Reduces IL-17F/IFNγ High-Producers

- Inhibition of cytokines by IMU-838 (vidofludimus) in PBMCs after 20 hours
- The effect is uncoupled from T-cell proliferation and targets the fraction of more pathogenic T-cells



PHA, 0h
vidofludimus 30µM, 20h
IL-17F
IFNγ
0.53%
MFI 108
0.12%
MFI 38
0.25%
MFI 37
0.07%
MFI 22
11.83%
MFI 47
5.95%
MFI 24
IL17A APC
IL17F-PE
IFN-g FITC

MFI: Mean flourescent intensity

Back-up IMU-935

IMU-935 Retains Basal Activity of RORγt and Allows Normal Thymocyte Maturation

- **Method**: Sorted murine DN thymocytes were cultured on OP9-DL4 fibroblasts with mouse IL-7 for 72 hours and treated in parallel with IMU-935
- **Result**: IMU-935 allows normal thymocyte maturation from double negative towards matured CD4+ thymocytes (CD4+ and CD4+/CD8+)



CD4+(%)
0
10
20
30
40
50
0 nM/DMSO
3 nM
30 nM
300 nM

Inhibition of Human RORγt by IMU-935 and Reference Compound

- **Method**: Cellular reporter assay for RORγt activity with LBD of RORγ fused to GAL4 reporter from Indigo was used
- **Result**: Approximately 20% remaining basal activity of RORγt by IMU-935 at highest dose, whereas comparator molecule showed full inhibition



6x10^0 5
4x10^0 5
2x10^0 5
0
RLU
-1
0
1
2
3
compound concentration [10ˣ nM]
C11
IMU-935

20% remaining activity of RORγt by IMU-935

No remaining activity of RORγt by C11 molecule

Source: Cyr, Patrick, et al. *Bioorganic & Medicinal Chemistry Letters* 26 (2016) 4387–4393.

IMU-935 Potently Inhibited Cytokine Release in Ex-Vivo Stimulated Human Skin Punches



Cytokine Inhibition in Inflamed Skin Model
% of cytokine release compared to control
160
140
120
100
80
60
40
20
0
Control
Calciportiol 100nM
IM105935 100nM
IM105935 1 µM
GM-CSF
IL-17A
IL-17F
IL-22

- **Method**: Skin punches from human healthy volunteers were ex-vivo pretreated with IMU-935 for 24 hours and then challenged with a pro-inflammatory cytokine cocktail for another 24 hours.
- **Result**: IMU-935 demonstrated a strong and dose dependent inhibition of GM-CSF, IL-17A, IL-17F and IL-22.


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Thank You!



Immunic, Inc.

1200 Ave of the Americas, Suite 200

New York, NY 10036

USA

Jessica Breu

Manager IR & Communications

Phone: +49 89 250 0794 69

Email: ir@immunic.de